                                                                SUB-ITEM 77Q1(e)
                                                                       EXHIBIT C

                           SIXTH AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT
                 (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

     This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

     1. Each Fund, for itself and its Portfolios, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco has agreed that it will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

     2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

         AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
         AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
         AIM FUNDS GROUP (INVESCO FUNDS GROUP)
         AIM GROWTH SERIES (INVESCO GROWTH SERIES)
         AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
         AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
         AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
         AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) SHORT-TERM INVESTMENTS TRUST

         By:       /s/ John M. Zerr
                 -------------------------------
         Title:    Senior Vice President

         INVESCO ADVISERS, INC.

         By:       /s/ John M. Zerr
                 -------------------------------
         Title:    Senior Vice President

                                   EXHIBIT "A"

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                                     EFFECTIVE DATE         COMMITTED UNTIL*
----------------------------------------------------------------------       -----------------       ---------------
Invesco California Tax-Free Income Fund                                      February 12, 2010
Invesco Core Plus Bond Fund                                                    June 2, 2009
Invesco Dividend Growth Securities Fund                                      February 12, 2010
Invesco Equally-Weighted S&P 500 Fund                                        February 12, 2010
Invesco Floating Rate Fund                                                    April 14, 2006
Invesco S&P 500 Index Fund                                                   February 12, 2010
Invesco Select Real Estate Income Fund                                         March 9, 2007
Invesco Structured Core Fund                                                  March 31, 2006
Invesco Van Kampen American Franchise Fund                                   February 12, 2010
Invesco Van Kampen Equity and Income Fund                                    February 12, 2010
Invesco Van Kampen Growth and Income Fund                                    February 12, 2010
Invesco Van Kampen Money Market Fund                                         February 12, 2010
Invesco Van Kampen Pennsylvania Tax Free Income Fund                         February 12, 2010
Invesco Van Kampen Small Cap Growth Fund                                     February 12, 2010
Invesco Van Kampen Tax-Free Money Fund                                       February 12, 2010

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                                     EFFECTIVE DATE         COMMITTED UNTIL*
----------------------------------------------------------------------       -----------------       ---------------
Invesco Capital Development Fund                                               June 21, 2000
Invesco Charter Fund                                                           June 21, 2000
Invesco Constellation Fund                                                     June 21, 2000
Invesco Disciplined Equity Fund                                                July 14, 2009
Invesco Diversified Dividend Fund                                            December 28, 2001
Invesco Summit Fund                                                            July 24, 2000

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                                          EFFECTIVE DATE         COMMITTED UNTIL*
----------------------------------------------------------------------       -----------------       ---------------
Invesco European Small Company Fund                                           August 30, 2000
Invesco Global Core Equity Fund                                              December 27, 2000
Invesco International Small Company Fund                                      August 30, 2000
Invesco Small Cap Equity Fund                                                 August 30, 2000

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                                          EFFECTIVE DATE         COMMITTED UNTIL*
----------------------------------------------------------------------       -----------------       ---------------
Invesco Convertible Securities Fund                                          February 12, 2010
Invesco Global Equity Fund                                                   September 1, 2001
Invesco Mid Cap Core Equity Fund                                             September 1, 2001
Invesco Small Cap Growth Fund                                               September 11, 2000
Invesco Van Kampen Leaders Fund                                              February 12, 2010
Invesco Van Kampen U.S. Mortgage Fund                                        February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                                          EFFECTIVE DATE         COMMITTED UNTIL*
----------------------------------------------------------------------       -----------------       ---------------
Invesco Asia Pacific Growth Fund                                               June 21, 2000
Invesco European Growth Fund                                                   June 21, 2000
Invesco Global Growth Fund                                                     June 21, 2000
Invesco Global Small & Mid Cap Growth Fund                                     June 21, 2000
Invesco International Growth Fund                                              June 21, 2000
Invesco International Core Equity Fund                                       November 25, 2003

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                                          EFFECTIVE DATE         COMMITTED UNTIL*
----------------------------------------------------------------------       -----------------       ---------------
Invesco Balanced-Risk Allocation Fund                                          May 29, 2009
Invesco Balanced-Risk Commodities Strategy Fund                              November 29, 2010
Invesco China Fund                                                            March 31, 2006
Invesco Commodities Strategy Fund                                            February 12, 2010
Invesco Developing Markets Fund                                              September 1, 2001
Invesco Emerging Markets Equity Fund                                           May 11, 2011
Invesco Emerging Market Local Currency Debt Fund                               June 14, 2010
Invesco Endeavor Fund                                                        November 4, 2003
Invesco Global Advantage Fund                                                February 12, 2010
Invesco Global Health Care Fund                                              September 1, 2001
Invesco International Total Return Fund                                       March 31, 2006
Invesco Pacific Growth Fund                                                  February 12, 2010
Invesco Small Companies Fund                                                 November 4, 2003
Invesco Van Kampen Global Tactical Asset Allocation Fund                     February 12, 2010

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                                          EFFECTIVE DATE         COMMITTED UNTIL*
----------------------------------------------------------------------       -----------------       ---------------
Invesco Dynamics Fund                                                        November 25, 2003
Invesco Global Real Estate Fund                                               April 29, 2005
Invesco High Yield Fund                                                        June 1, 2000
Invesco High Yield Securities Fund                                           February 12, 2010
Invesco Limited Maturity Treasury Fund                                         June 1, 2000
Invesco Money Market Fund                                                      June 1, 2000
Invesco Municipal Bond Fund                                                    June 1, 2000
Invesco Real Estate Fund                                                    September 11, 2000
Invesco Short Term Bond Fund                                                  August 29, 2002
Invesco U.S. Government Fund                                                   June 1, 2000
Invesco Van Kampen Corporate Bond Fund                                       February 12, 2010

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                                          EFFECTIVE DATE         COMMITTED UNTIL+
----------------------------------------------------------------------       -----------------       ---------------
Invesco Energy Fund                                                          November 25, 2003
Invesco Gold & Precious Metals Fund                                          November 25, 2003
Invesco Leisure Fund                                                         November 25, 2003

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

+ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco Technology Fund                                                      November 25, 2003
Invesco Technology Sector Fund                                               February 12, 2010
Invesco U.S. Mid Cap Value Fund                                              February 12, 2010
Invesco Utilities Fund                                                       November 25, 2003
Invesco Value Fund                                                           February 12, 2010
Invesco Van Kampen American Value Fund                                       February 12, 2010
Invesco Van Kampen Comstock Fund                                             February 12, 2010
Invesco Van Kampen Mid Cap Growth Fund                                       February 12, 2010
Invesco Van Kampen Small Cap Value Fund                                      February 12, 2010
Invesco Van Kampen Value Opportunities Fund                                  February 12, 2010

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                                          EFFECTIVE DATE        COMMITTED UNTIL*
----------------------------------------------------------------------       -----------------      ----------------
Invesco High Income Municipal Fund                                             June 1, 2000
Invesco Tax-Exempt Cash Fund                                                   June 1, 2000
Invesco Tax-Free Intermediate Fund                                             June 1, 2000
Invesco Van Kampen High Yield Municipal Fund                                 February 12, 2010
Invesco Van Kampen Intermediate Term Municipal Income Fund                   February 12, 2010
Invesco Van Kampen Municipal Income Fund                                     February 12, 2010
Invesco Van Kampen New York Tax Free Income Fund                             February 12, 2010

       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                                                          EFFECTIVE DATE         COMMITTED UNTIL*
----------------------------------------------------------------------       -----------------       ----------------
Premier Portfolio                                                            November 25, 2003
Premier Tax-Exempt Portfolio                                                 November 25, 2003
Premier U.S. Government Money Portfolio                                      November 25, 2003

             AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                                                           EFFECTIVE DATE        COMMITTED UNTIL*
----------------------------------------------------------------------       ------------------      ----------------
Invesco V.I. Balanced-Risk Allocation Fund                                      May 1, 2000
Invesco V.I. Basic Value Fund                                                September 10, 2001
Invesco V.I. Capital Appreciation Fund                                          May 1, 2000
Invesco V.I. Capital Development Fund                                           May 1, 2000
Invesco V.I. Core Equity Fund                                                   May 1, 2000
Invesco V.I. Diversified Income Fund                                            May 1, 2000
Invesco V.I. Dividend Growth Fund                                            February 9, 2010
Invesco V.I. Global Health Care Fund                                          April 30, 2004
Invesco V.I. Global Real Estate Fund                                          April 30, 2004
Invesco V.I. Government Securities Fund                                         May 1, 2000
Invesco V.I. High Yield Fund                                                    May 1, 2000
Invesco V.I. High Yield Securities Fund                                      February 12, 2010
Invesco V.I. International Growth Fund                                          May 1, 2000
Invesco V.I. Leisure Fund                                                     April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund                                        September 10, 2001
Invesco V.I. Money Market Fund                                                  May 1, 2000
Invesco V.I. PowerShares ETF Allocation Fund                                 October 22, 2008

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. S&P 500 Index Fund                                              February 12, 2010
Invesco V.I. Select Dimensions Equally-Weighted
       S&P 500 Fund                                                          February 12, 2010
Invesco V.I. Small Cap Equity Fund                                           September 1, 2003
Invesco V.I. Technology Fund                                                  April 30, 2004
Invesco V.I. Utilities Fund                                                   April 30, 2004
Invesco Van Kampen V.I. Capital Growth Fund                                  February 12, 2010
Invesco Van Kampen V.I. Comstock Fund                                        February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund                               February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund                             February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund                               February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund                                  February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund                                   February 12, 2010

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                                          EFFECTIVE DATE         COMMITTED UNTIL*
----------------------------------------------------------------------       -----------------       ---------------
Government & Agency Portfolio                                                  June 1, 2000
Government TaxAdvantage Portfolio                                              June 1, 2000
Liquid Assets Portfolio                                                        June 1, 2000
STIC Prime Portfolio                                                           June 1, 2000
Tax-Free Cash Reserve Portfolio                                                June 1, 2000
Treasury Portfolio                                                             June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.